                                                                      Exhibit 99

                         Form 3 Joint Filer Information

Name:                      Marriott Hotel Services, Inc.

Address:                   10400 Fernwood Road
                           Bethesda, MD 20817

Designated Filer:          Marriott International, Inc.

Issuer & Ticker Symbol:    Diamond Rock Hospitality Company (DRH)

Date of Event
Requiring Statement:       5/25/05

Signature:                 By: __________________